UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2020

LIBERTY LATIN AMERICA LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)

(303) 925-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 5, 2020, Liberty Latin America Ltd. (“Liberty Latin America” or “LLA”) filed its Current Report on Form 8-K (“Original Form 8-K”) to report the acquisition of AT&T’s wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands (the “Acquisition Assets”) pursuant to the previously-announced Stock Purchase Agreement, dated October 9, 2019, among AT&T Corp., AT&T International Holdings, LLC and SBC Telecom, Inc., Liberty Latin America and Liberty Latin America’s wholly-owned subsidiary, Liberty Communications PR Holding LP (f/k/a Leo Cable LP). This Amendment No. 1 to the Original Form 8-K (“Form 8-K/A”) is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of the Acquisition Assets.

Except to the extent expressly set forth herein, this Form 8-K/A speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this Form 8-K/A should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited combined financial statements of AT&T Mobility Puerto Rico Inc., AT&T Mobility Virgin Islands Inc. and Beach Holding Corporation (components of AT&T Inc.) as of and for the years ended December 31, 2019 and 2018 and related notes thereto and Report of Independents Auditors (the “Acquisition Assets Audited Financial Statements”), are filed as Exhibit 99.1 hereto.

The unaudited combined financial statements of AT&T Mobility Puerto Rico Inc., AT&T Mobility Virgin Islands Inc. and Beach Holding Corporation (components of AT&T Inc.) as of September 30, 2020 and the related combined statements of operations and equity for the three and nine months ended September 30, 2020 and 2019, and the combined statements of cash flows for the nine months ended September 30, 2020 and 2019, and related notes thereto (the “Acquisition Assets Unaudited Financial Statements”), are filed as Exhibit 99.2 hereto.

(b) Pro forma financial information

The unaudited pro forma financial information of Liberty Latin America, after giving effect to the acquisition of the Acquisition Assets, as of September 30, 2020, the nine months ended September 30, 2020 and the year ended December 31, 2019 (“LLA Pro Forma Financial Statements”), is attached as Exhibit 99.3 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibit Name

23	Consent of Independent Auditors

99.1	Acquisition Assets Audited Financial Statements

99.2	Acquisition Assets Unaudited Financial Statements

99.3	LLA Pro Forma Financial Statements

101.SCH	XBRL Inline Taxonomy Extension Schema Document.

101.CAL	XBRL Inline Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

Forward-looking Statements

This Form 8-K/A includes certain statements that are not historical facts but are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “expect,” “may,” “believe,” “will,” “estimate,” “would,” “future,” and similar expressions that predict or indicate future events or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding integration costs not covered by the TSA, estimated synergy savings, the estimated timing of services related to certain service credits provided by AT&T, and other information and statements that are not historical fact. Where, in any forward-looking statement, we express an expectation or belief as to future results or events, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. In evaluating these statements, you should consider the risks and uncertainties discussed in LLA’s filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing LLA’s assessments as of any date subsequent to the date of this Form 8-K/A, and we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ MICHAEL D. OLIVER
Michael D. Oliver
Vice President, Global Financial Reporting

Date: January 14, 2021